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                                  EXHIBIT 10.89

                                   ASSIGNMENT

     WHEREAS, Sedona Corporation (the "Assignor") is indebted to David R. Vey (the "Assignee"), which debt (the "Debt") the Assignee has agreed to consolidate and refinance (the "Refinancing"); and

     WHEREAS, pursuant to the Refinancing, the Assignor has agreed to assign to the Assignee all of its right, title and interest in a certain account receivable due to the Assignor from ACEncrypt (the "ACEncrypt Receivable"), with an outstanding balance of FORTY THOUSAND and 00/100 Dollars ($40,000.00) (the "Balance"); and

     WHEREAS, in exchange for the assignment of the ACEncrpty Receivable, the Assignee has reduced the Debt by the Balance (the "Offset"); and

     WHEREAS, the Offset was applied to the Debt, prior to consolidation and refinancing of the Debt into a promissory note dated October 23, 2006 in the principal sum of ONE MILLION TWO HUNDRED THIRTEEN THOUSAND NINE HUNDRED FIFTY TWO AND 81/100 Dollars ($1,213,952. 81) from the Assignor to the Assignee (the "Note");

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. The Assignor hereby assigns, transfers and sets over unto the Assignee its, successors and assigns, all of its right, title and interest of every kind and nature whatsoever in and to the ACEncrypt Receivable.

          2. The Assignor represents and warrants that: (i) it is the sole owner of the ACEncrypt Receivable; (ii) it has not assigned, sold, encumbered, pledged or otherwise transferred the ACEncrpty Receivable, except as otherwise provided herein; and (iii) this Assignment represents a conveyance of its entire interest in the ACEncrpty Receivable.

          3. The Assignor agrees that it will execute any further consent, document or assurance to effect the assignment of the ACEncrpty Receivable.

          4. The Assignee represents and warrants that the Balance has been applied to the reduction of the Debt prior to the issuance of the Note.

     IN WITNESS WHEREOF, the Assignor and Assignee has executed this agreement as of the date set forth herein.

Dated: as of October 23, 2006           Sedona Corporation


                                        By:
                                            ------------------------------------
                                        Name: Marco A. Emrich
                                        Title: President and CEO
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                                  EXHIBIT 10.89
                                    David Vey